Exhibit 10.1

This LIMITED WAIVER UNDER REVENUE INTEREST PURCHASE AGREEMENT (this “Waiver”) is made and entered into as of August 14, 2022 (referred to herein as the “Effective Date”), by and among ATNX SPV, LLC, a Delaware limited liability corporation (“Seller”), Athenex, Inc., a Delaware corporation (“Parent”), Oaktree-TCDRS Strategic Credit, LLC, a Delaware limited liability company (“Oaktree TCDRS”), Oaktree-Minn Strategic Credit, LLC, a Delaware limited liability company (“Oaktree Minn”), Oaktree-Forrest Multi-Strategy, LLC, a Delaware limited liability company (“Oaktree Forrest”), Oaktree-TBMR Strategic Credit Fund C, LLC, a Delaware limited liability company (“Oaktree TBMR C”), Oaktree-TBMR Strategic Credit Fund F, LLC, a Delaware limited liability company (“Oaktree TBMR F”), Oaktree-TBMR Strategic Credit Fund G, LLC, a Delaware limited liability company (“Oaktree TBMR G”), Oaktree-TSE 16 Strategic Credit, LLC, a Delaware limited liability company (“Oaktree TSE”), INPRS Strategic Credit Holdings, LLC, a Delaware limited liability company (“Oaktree INPRS”), Oaktree Gilead Investment Fund AIF (Delaware), L.P., a Delaware limited liability partnership (“Oaktree Gilead”), Oaktree Strategic Income II, Inc., a Delaware corporation (“Oaktree Strategic Income”), Oaktree Specialty Lending Corporation, a Delaware corporation (“Oaktree Specialty Lending”), and Oaktree Huntington-GCF Investment Fund (Direct Lending AIF), L.P., a Delaware limited liability partnership (“Oaktree GCF”, and collectively with Oaktree TCDRS, Oaktree Minn, Oaktree Forrest, Oaktree TBMR C, Oaktree TBMR F, Oaktree TBMR G, Oaktree TSE, Oaktree INPRS, Oaktree Gilead, Oaktree Strategic Income, and Oaktree Specialty Lending, “Oaktree”), Sagard Healthcare Royalty Partners, LP, a Cayman Islands exempt limited partnership (“Sagard Cayman”), and Sagard Healthcare Partners Co-Invest DAC, a company incorporated in Ireland, (registered no. 714903), the registered office of which is at 32 Molesworth Street, Dublin 2 Ireland (“Sagard Ireland”, and together with Sagard Cayman, “Sagard”, and together with Oaktree, and Sagard’s and Oaktree’s respective successors and permitted assigns, collectively, the “Purchasers,” and each, a “Purchaser”). Seller, Parent, Oaktree, Sagard Cayman and Sagard Ireland are each referred to herein individually as a “Party” or “party” and collectively as the “Parties”. Capitalized terms used but not otherwise defined herein have the meanings given to them in the RIPA (as defined below).

WHEREAS, on June 21, 2022, the Parties entered into that certain Revenue Interest Purchase Agreement (the “RIPA”); and

WHEREAS, Parent has requested that Purchasers waive any obligation of Parent to wire the $7,500,000 in the Segregated Account to the Administrative Agent pursuant to the third sentence of Section 6.03(e) of the RIPA and any notice obligations under Section 6.03(e) of the RIPA.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree, as of the Effective Date, as follows:

1. Purchasers hereby waive (i) any notice obligations of Parent under Section 6.03(e) of the RIPA and (ii) any obligations of Parent to wire the $7,500,000 in the Segregated Account to the Administrative Agent pursuant to the third sentence of Section 6.03(e) of the RIPA. Purchasers acknowledge and agree that notwithstanding anything to the contrary in Section 6.03(e) of the RIPA, Parent is hereby free to transfer the funds from the Segregated Account to such other account as Parent may determine and otherwise use the funds as Parent may determine in its sole discretion.

2. Except as specifically modified by this Waiver, the RIPA shall remain in full force and effect and the execution and delivery of this Waiver shall not operate as a waiver of any other right, power or remedy of Purchasers nor constitute a waiver of any other provision of the RIPA.

3. Sections 8.09 (Governing Law; Jurisdiction; Service of Process; Waiver of Jury Trial); 8.10 (Severability) and 8.11 (Counterparts; Effectiveness) of the RIPA are incorporated by reference herein mutatis mutandis.

[Signature Pages Follow]

IN WITNESS WHEREOF, the Parties have caused this Waiver to be duly executed by their respective authorized officers as of the date first above written.

ATNX SPV, LLC

By:	/s/ Daniel Lang
Name:	Daniel Lang, M.D.
Title:	Board Member, Chief Executive Officer and Secretary

ATHENEX, INC.

By:	/s/ Johnson Y.N. Lau
Name:	Johnson Y.N. Lau
Title:	Chairman and Chief Executive Officer

Oaktree-TCDRS Strategic Credit, LLC

Oaktree-Minn Strategic Credit, LLC

Oaktree-Forrest Multi-Strategy, LLC

Oaktree-TBMR Strategic Credit Fund C, LLC

Oaktree-TBMR Strategic Credit Fund F, LLC

Oaktree-TBMR Strategic Credit Fund G, LLC

Oaktree-TSE 16 Strategic Credit, LLC

INPRS Strategic Credit Holdings, LLC

By: Oaktree Capital Management, L.P.

Its: Manager

By:	/s/ Jessica Dombroff
Name:	Jessica Dombroff
Title:	Vice President

By:	/s/ Maria Attaar
Name:	Maria Attaar
Title:	Vice President

Oaktree Gilead Investment Fund AIF (Delaware), L.P.

By: Oaktree Fund AIF Series, L.P. – Series T

Its: General Partner

By: Oaktree Fund GP AIF, LLC

Its: Managing Member

By: Oaktree Fund GP III, L.P.

Its: Managing Member

By:	/s/ Jessica Dombroff
Name:	Jessica Dombroff
Title:	Authorized Signatory

By:	/s/ Maria Attaar
Name:	Maria Attaar
Title:	Authorized Signatory

Oaktree Strategic Income II Inc. Oaktree Specialty Lending Corporation By: Oaktree Fund Advisors, LLC Its: Investment Adviser

By:	/s/ Jessica Dombroff
Name:	Jessica Dombroff
Title:	Vice President

By:	/s/ Maria Attaar
Name:	Maria Attaar
Title:	Vice President

Oaktree Huntington-GCF Investment Fund (Direct Lending AIF), L.P.

By: Oaktree Huntington-GCF Investment Fund (Direct Lending AIF) GP, L.P.

Its: General Partner

By: Oaktree Huntington-GCF Investment Fund (Direct Lending AIF) GP, LLC

Its: General Partner

By: Oaktree Fund GP III, L.P.

Its: Managing Member

By:	/s/ Jessica Dombroff
Name:	Jessica Dombroff
Title:	Authorized Signatory

By:	/s/ Maria Attaar
Name:	Maria Attaar
Title:	Authorized Signatory

SAGARD HEALTHCARE ROYALTY PARTNERS, LP By: Sagard Healthcare Royalty Partners GP LLC, its general partner

By:	/s/ Adam Vigna
Name:	Adam Vigna
Title:	Chief Investment Officer

By:	/s/ Jason Sneah
Name:	Jason Sneah
Title:	Manager

SAGARD HEALTHCARE PARTNERS CO-INVEST DAC

By:	/s/ Kate Macken
Name:	Kate Macken
Title:	Director